UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2007


                          MARINE GROWTH VENTURES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    333-128077                 20-0890800
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


               405-A Atlantis Road, Cape Canaveral, Florida 32920
               (Address of principal executive offices) (zip code)


                                 (321) 783-1744
              (Registrant's telephone number, including area code)


                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Pacific Aurora Acquisition

      On March 15, 2007, Marine Growth Canada Ltd., a wholly-owned subsidiary of Marine Growth Ventures, Inc. (collectively, the "Company") entered into a Sale and Purchase Agreement with British Columbia Discovery Voyages, Inc., T. Jones Enterprises, Inc. and Trevor Jones, pursuant to which the Company will purchase the Pacific Aurora, a Canadian flagged vessel, for an aggregate purchase price of $1,350,000. In accordance with the Sale and Purchase Agreement the Company made an initial down payment of $85,000, with the remaining purchase price to be paid at the closing of the sale.

Note Amendment

      On January 5, 2006, Marine Growth Ventures, Inc. (the "Company") issued a revolving note (the "Note"), with an aggregate principal amount of $50,000 to a stockholder, who is also the majority member of the LLC that is the majority owner of the Company. Funds are advanced to the Company, as needed, to pay for ongoing operations. The Note had a maturity date of June 30, 2006. It has been agreed that the maturity date will extend to December 31, 2006 unless the lender notifies the borrower, in writing, thirty days prior to the maturity date. This Note has an interest rate of 10%.

      On March 31, 2006, an amendment was issued on this Note increasing the aggregate principal amount to $100,000.

      On June 20, 2006, a second amendment was issued on this Note increasing the aggregate principal amount to $150,000.

      On October 6, 2006, a third amendment was issued on this Note increasing the aggregate principal amount to $200,000.

      On January 16, 2007, a fourth amendment was issued on this Note increasing the aggregate principal amount to $250,000 and extending the maturity date to January 15, 2008.

      On February 20, 2007, a fifth amendment was issued on this Note increasing the aggregate principal amount to $300,000 and extending the maturity date to February 20, 2008.

      On March 16, 2007, a sixth amendment was issued on this Note increasing the aggregate principal amount to $400,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number            Description
--------------------------------------------------------------------------------
10.1              Sale and Purchase  Agreement,  by and between British Columbia
                  Discovery Voyages, Inc., T. Jones Enterprises, Inc. and Trevor
                  Jones, as sellers, and Marine Growth Ventures, Inc., as buyer.
10.2              Revolving Note by and among Marine Growth Ventures,  Inc., its subsidiaries and Frank P. Crivello  (incorporated by reference to the  exhibits to  Registrants  Form 10-QSB filed on May 16,
                  2006).
10.3              First  Amendment to Revolving  Note by and among Marine Growth
                  Ventures,   Inc.,  its  subsidiaries  and  Frank  P.  Crivello
                  (incorporated by reference to the exhibits to Registrants Form
                  10-QSB filed on May 16, 2006).
10.4              Second  Amendment to Revolving Note by and among Marine Growth
                  Ventures,   Inc.,  its  subsidiaries  and  Frank  P.  Crivello
                  (incorporated by reference to the exhibits to Registrants Form
                  10-QSB filed on August 7, 2006).
10.5              Third  Amendment to Revolving  Note by and among Marine Growth
                  Ventures,   Inc.,  its  subsidiaries  and  Frank  P.  Crivello
                  (incorporated by reference to the exhibits to Registrants Form
                  8-K filed on October 11, 2006).
10.6              Forth  Amendment to Revolving  Note by and among Marine Growth
                  Ventures,   Inc.,  its  subsidiaries  and  Frank  P.  Crivello
                  (incorporated by reference to the exhibits to Registrants Form
                  8-K filed on January 16, 2007).
10.7              Fifth  Amendment to Revolving  Note by and among Marine Growth
                  Ventures,   Inc.,  its  subsidiaries  and  Frank  P.  Crivello
                  (incorporated by reference to the exhibits to Registrants Form
                  8-K filed on February 21, 2007).
10.8              Sixth  Amendment to Revolving  Note by and among Marine Growth
                  Ventures, Inc., its subsidiaries and Frank P. Crivello.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARINE GROWTH VENTURES, INC.


Dated: March 21, 2007                       By: /s/ Katherine Ostruszka
                                                --------------------------------
                                                Katherine Ostruszka
                                                Chief Financial Officer